Exhibit 99.2

Corporate Resource Services, Inc. and Subsidiaries
Unaudited pro forma condensed consolidated financial statements

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 combines:
●	The historical consolidated balance sheet of Corporate Resource Services, Inc. (the “Company”) and its subsidiaries as of September 30, 2011;
●
The balance sheet of TS Staffing Services, Inc., a Texas Company (“TS Staffing”).  On November 21, 2011 the Company entered into the Acquisition and Share Exchange Agreement (the “TS Staffing Acquisition”)  between the Company, TS Staffing (successor to TS Staffing Corp. (“TSS Corp.”)) and Robert Cassera, the sole shareholder of TS Staffing and a member of the board of directors of the Company.  This gives effect to the TS Staffing Acquisition as if it had occured on September 30, 2011;

●	Pro forma adjustments to the historical balance sheet of TS Staffing as of September 30, 2011.

The following unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2011, combines:
●	The historical consolidated statement of operations of Corporate Resource Services, Inc. and its subsidiaries for the year ended September 30, 2011;
●
The statement of operations of Integrated Consulting Group of NY LLC (a limited liability company) and affiliates (“ICG Seller”) giving effect to the acquisition of certain assets of ICG Seller pursuant to a public foreclosure sale on December 14, 2010 (the “ICG Acquisition”) by Integrated Consulting Group, Inc. (“ICG Inc.”), a wholly-owned subsidiary of Corporate Resource Services, Inc., under the acquisition method of accounting, as it if is had occurred October 1, 2010;

●	The statement of operations of TSS Corp. giving effect to the TS Staffing Acquisition as if it had occurred October 1, 2010; and,
●
Adjustments related to the acquisition of Tri-Diamond Staffing, Inc. (Tri-Diamond”) by the Company’s wholly-owned subsidiary Diamond Staffing Services, Inc. (“Diamond Staffing”) on January 31, 2011 (the “Tri-Diamond Acquisition”).  Prior to the Tri-Diamond Acquisition, Tri-Diamond was purchased on January 1, 2009 by TSS Corp., wholly-owned by Robert Cassera, a director of the Company. Mr. Cassera also owns Tri-State Employment Services, Inc. (“Tri-State”), which together with its affiliated entities and persons was the beneficial owner of approximately 85.7% of the Company’s outstanding shares following the Tri-Diamond Acquisition. Because the Company and Tri-Diamond were both controlled by Tri-State and its affiliates, the acquisition was recorded using the pooling-of-interest method as required under United States generally accepted accounting principles (“U.S. GAAP”) for business combinations of entities under common control and the financial information for all periods presented reflects the financial statements of the combined companies as if the acquisition had occurred on January 1, 2009.  The pro forma adjustments are related to non-recurring charges in connection with the Tri-Diamond Acquisition, ICG Acquisition and anticipated operating adjustments related to the TS Staffing Acquisition.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to, among other things, the acquisition TS Staffing by the Company, which will be accounted for as an “as if pooling-of-interest” because Tri-State, together with its affiliated entities and persons, was the beneficial owner of 89.9% of the Company’s outstanding shares of common stock following the TS Staffing Acquisition, including the shares issued to Robert Cassera in connection with the TS Staffing Acquisition.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon  available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances, and are subject to revision. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the pro forma condensed consolidated financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the TS Staffing Acquisition taken place on the dates noted or of the future financial position or operating results of the combined company.

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2011

	The Company			Pro Forma	Pro Forma
	(As Reported)	TS Staffing		Adjustments	Consolidated
Assets
Current assets	$19,005,000	$25,699,000	(1)	$(13,390,000)	$27,397,000
			(2)	(2,443,000)
			(4)	(1,474,000)

Property and equipment	920,000	153,000		–	1,073,000

Goodwill and intangible assets	15,167,000	1,253,000		–	16,420,000

Other assets	685,000	32,598,000	(3)	(32,563,000)	720,000

	$35,777,000	$59,703,000		$(49,870,000)	$45,610,000

Liabilities and Stockholders’ Equity
Current liabilities	$29,152,000	$26,718,000	(1)	$(13,390,000)	$37,291,000
			(2)	(1,073,000)
			(4)	(4,116,000)

Non-current liabilities	2,593,000	–		–	2,593,000

Stockholders’ equity (deficiency)	4,032,000	32,985,000	(2)	(1,370,000)	5,726,000
			(3)	(32,563,000)
			(4)	2,642,000

	$35,777,000	$59,703,000		$(49,870,000)	$45,610,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2011

(1)
To be consistent with the Company’s financial statement presentation, accounts receivable of TS Staffing is being adjusted to show the balance net of advances received from a financial institution under a trade accounts receivable purchase agreement.

	Current assets	$(13,390,000)
	Current liabilities	$(13,390,000)

(2)	To eliminate TS Staffing’s deferred tax assets and income taxes payable and the related effect on equity.
	Current assets	$(2,443,000)
	Current liabilities	$(1,073,000)
	Stockholders’ equity	$(1,370,000)

(3)	To eliminate TS Staffing’s investment in the Company at September 30, 2011 that was transferred out of the Company prior to the TS Staffing Acquisition.
	Other assets	$(32,563,000)
	Stockholders’ equity	$(32,563,000)

(4)	To eliminate assets or liabilities of TS Staffing owed from or to and assumed by Tri-State and its affiliates and the related effect on equity.
	Current assets	$(1,474,000)
	Current liabilities	$(4,116,000)
	Stockholders’ equity	$2,642,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED SEPTEMBER 30, 2011

	The Company
	(As Reported)	ICG Seller	TS Staffing
	Year Ended	October 1-	Year Ended
	September	December 13,	September		Pro Forma	Pro Forma
	30, 2011	2010	30, 2011		Adjustments	Consolidated

Revenue	$345,231,000	$6,337,000	$193,711,000		$–	$545,279,000

Direct cost of producing revenues	291,817,000	5,500,000	173,726,000	(1)	86,000	473,534,000
				(2)	2,405,000

Gross profit	53,414,000	837,000	19,985,000		(2,491,000)	71,745,000

Operating expenses	52,267,000	1,059,000	14,712,000	(1)	7,000	68,184,000
				(2)	161,000
				(3)	153,000
				(4)	(175,000)

Income (loss) from operations	1,147,000	(222,000)	5,273,000		(2,637,000)	3,561,000

Non-operating expenses (income)	2,990,000	65,000	(24,425,000)	(5)	(1,117,000)	3,082,000
				(6)	27,960,000
				(7)	(2,391,000)

Net income (loss)	$(1,843,000)	$(287,000)	$29,698,000		$(27,089,000)	$479,000

Net loss per share:
Basic and diluted	$(0.03)					$0.00

Weighted average shares outstanding:
Basic and diluted	67,797,000			(8)	34,839,000	102,636,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED SEPTEMBER 30, 2011

Basis of Presentation
The pro forma condensed consolidated statement of operations included the results of the Company for the fiscal year ended September 30, 2011, ICG from October 1-December 13, 2010 and TS Staffing for the twelve months ended September 30, 2011.  In addition, pro forma adjustments have been made to reflect non-recurring charges related to the Tri-Diamond Acquisition, ICG Acquisition and anticipated operating adjustments related to the TS Staffing Acquisition.

Pro Forma Adjustments

(1)	To adjust the historical operating results of ICG Seller to account for administrative costs as a result of the ICG Acquisition.
	Direct costs of producing revenue	$86,000
	Operating expenses	$7,000

(2)	To adjust the historical operating results of TS Staffing to account for additional payroll related costs that were previously absorbed by Tri-State.
	Direct costs of producing revenue	$2,405,000
	Operating expenses	$161,000

(3)	To adjust the historical operating results of TS Staffing to account for increased personnel costs as a result of the TS Staffing Acquisition.
	Operating expenses	$153,000

(4)	Adjustments to reflect operating expense increases (savings) that management expects as a result of the Tri-Diamond Acquisition:
	Operating expenses	$(175,000)

(5)	To eliminate non-recurring acquisition costs.
	ICG Acquisition (includes $36,000 for the period October 1-December 13, 2010)	$(443,000)
	Tri-Diamond Acquisition	(324,000)
	TS Staffing Acquisition (incurred while part of TSS Corp.)	(350,000)
	Non-operating expenses (Income)	$(1,117,000)

(6)	To eliminate gains from TS Staffing’s statement of operations for the equity earnings and sale of Tri-Diamond to the Company on January 31, 2011 as
	well as equity earnings of the Company.

	Non-operating expenses	$27,960,000

(7)	To eliminate TS Staffing’s income tax provision.
	Non-operating expenses (elimination of income tax provision)	$(2,391,000)

(8)	Common stock of the Company issued to TS Staffing in connection with the TS Staffing Acquisition.